                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 21, 2002


                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          BERMUDA                      1-4668                       NONE
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


CLARENDON HOUSE, CHURCH STREET, HAMILTON HM  DX, BERMUDA        NONE
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (441) 295-1422


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.

ITEM 5.   OTHER EVENTS

         On May 21, 2002, Coastal Petroleum Company filed a lawsuit against the State of Florida seeking compensation for the State's taking of its property rights to explore for oil and gas within its state lease 224-B in the Gulf of Mexico. A copy of Coastal Petroleum's complaint is filed herewith as Exhibit
99.2 and incorporated herein by reference.

         A Coastal Petroleum Company press release relating to the above development is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  (99) Additional Exhibits

                  99.1     Press release dated May 21, 2002.

                  99.2 Complaint filed May 21, 2002 in the Leon County Circuit Court, Coastal Petroleum Company, Plaintiff vs. State of Florida, Department of Environmental Protection, and Board of Trustees of the Internal Improvement Fund, Defendants.

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                      (REGISTRANT)



                                         BY /S/ BENJAMIN W. HEATH
                                                --------------------------------
                                                BENJAMIN W. HEATH
                                                PRESIDENT

DATE:  MAY 28, 2002